UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 21, 2018
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Laboratory Corporation of America Holdings (the “Company”) hereby amends Item 5.02 of its Current Report on Form 8-K originally filed on December 21, 2018 (the “Original Report”) to reflect that the Company and Gary M. Huff, Chief Executive Officer, LabCorp Diagnostics entered into a separation agreement. The Original Report is hereby amended, as follows:

The Company and Mr. Huff entered into a Separation Agreement dated December 31, 2018 (the “Separation Agreement”), confirming that Mr. Huff’s last day of employment with the Company was December 31, 2018 (the "Separation Date"). The Separation Agreement provides for substantially the same severance payments and benefits as set forth in the Company’s previously disclosed Amended and Restated Master Senior Executive Severance Plan (the “Severance Plan”), as described in the Company’s proxy statement for its 2018 annual meeting of stockholders and as amended from time to time thereafter. Under the Separation Agreement, in consideration for certain noncompetition, non-solicitation, duty of loyalty, confidentiality, and release provisions, Mr. Huff will receive the following benefits: (i) a severance payment of $2,063,267.00, less applicable taxes and withholdings, which represents two times the sum of Employee’s Base Salary of $600,000.00 plus $431,633.50, representing Mr. Huff’s MIB Average Bonus as defined under the terms of the Severance Plan; (ii) an amount equal to the earned portion of the Management Incentive Bonus (“MIB”) that Mr. Huff would have received under the Company’s MIB Plan had he remained eligible for said bonus; and (iii) continued health care coverage for Mr. Huff and his dependents for a period of at least 18 months after the Separation Date.

Additionally, under the Separation Agreement Mr. Huff will receive a lump sum payment equal to the value of 5,164 shares of restricted stock units that will be forfeited under the terms of the Company’s 2016 Omnibus Incentive Plan Restricted Stock Unit Agreements, with the value calculated based on the 5-day closing price average of the Company’s stock for the period of 5 business days ending as of December 31, 2018 multiplied by 5,164, to be paid within 30 days following the Separation Date.

The foregoing description does not purport to be complete and is qualified by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBITS

Designation	Description

Exhibit 10.1	Employment Separation Agreement and General Release, by and between the Company and Gary Huff, dated as of December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ EDWARD T. DODSON
Edward T. Dodson
Chief Accounting Officer

January 4, 2019